UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22334

Western Asset Global Corporate Defined Opportunity Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor,

New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: October 31

Date of reporting period: April 30, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	April 30, 2018

WESTERN ASSET

GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC. (GDO)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets in a portfolio of U.S. and foreign corporate fixed-income securities of varying maturities.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Global Corporate Defined Opportunity Fund Inc. for the six-month reporting period ended April 30, 2018. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

May 31, 2018

II	Western Asset Global Corporate Defined Opportunity Fund Inc.

Investment commentary

Economic review

Economic activity in the U.S. was somewhat mixed during the six months ended April 30, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third and fourth quarter 2017 U.S. gross domestic product (“GDP”)i growth was 3.2% and 2.9%, respectively. Finally, the U.S. Department of Commerce’s second reading for first quarter 2018 GDP growth — released after the reporting period ended — was 2.2%. The deceleration in GDP growth in the first quarter reflected decelerations in personal consumption expenditures (“PCE”), exports, state and local government spending, and federal government spending and a downturn in residential fixed investment. These movements were partly offset by an upturn in private inventory investment and a larger increase in nonresidential fixed investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. When the reporting period ended on April 30, 2018, the unemployment rate was 3.9%, as reported by the U.S. Department of Labor. This was the lowest unemployment rate since December 2000. The percentage of longer-term unemployed declined during the reporting period. In April 2018, 20.0% of Americans looking for a job had been out of work for more than six months, versus 23.8% when the period began.

Turning to the global economy, in its April 2018 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “World growth strengthened in 2017 to 3.8 percent, with a notable rebound in global trade. It was driven by an investment recovery in advanced economies, continued strong growth in emerging Asia, a notable upswing in emerging Europe, and signs of recovery in several commodity exporters. Global growth is expected to tick up to 3.9 percent this year and next, supported by strong momentum, favorable market sentiment, accommodative financial conditions, and the domestic and international repercussions of expansionary fiscal policy in the United States.” From a regional perspective, the IMF projects 2018 growth in the Eurozone will be 2.4%, versus 2.3% in 2017. Japan’s economy is expected to expand 1.2% in 2018, compared to 1.7% in 2017. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.9% in 2018, versus 4.8% in 2017.

Western Asset Global Corporate Defined Opportunity Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)iii respond to the economic environment?

A. The Fed increased the federal funds rateiv twice during the reporting period. Looking back, at its meeting that concluded on September 20, 2017 — before the reporting period began — the Fed kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%.

Q. What actions did international central banks take during the reporting period?

A. Central banks outside the U.S. largely maintained their accommodative monetary policy stances during the reporting period. Looking back, in December 2016, the European Central Bank (“ECB”)v extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB purchased €60 billion-per-month of bonds. Finally, in October 2017, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare its purchases to €30 billion-per-month. However, the ECB did not change its key interest rates. In other developed countries, on November 2, 2017, the Bank of Englandvi raised rates from 0.25% to 0.50% — the first increase since July 2007. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Both short-term and longer-term Treasury yields moved higher during the six-month reporting period ended April 30, 2018. The yield for the two-year Treasury note began the reporting period at 1.60% — the low for the period — and ended the period at 2.49% — equaling its peak for the period. The yield for the ten-year Treasury began the reporting period at 2.38% and ended the period at 2.95%. The low for the period of 2.32% occurred several times in November 2017 and the high for the period of 3.03% took place on April 25, 2018.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors generally posted weak results during the reporting period. Performance fluctuated given changing expectations for global growth, uncertainties regarding future central bank monetary policy, the signing of the U.S. tax reform bill in December 2017 and concerns over a global trade war. All told, the broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexix, returned -1.87% during the six-month reporting period ended April 30, 2018.

Q. How did the high-yield bond market perform over the reporting period?

A. The U.S. high-yield bond market, as measured by the Bloomberg Barclays U.S.

IV	Western Asset Global Corporate Defined Opportunity Fund Inc.

Corporate High Yield — 2% Issuer Cap Indexx, returned -0.17% for the six months ended April 30, 2018. The high-yield market posted a modest gain during the first three months of the reporting period. Those gains were then erased in February and March 2018. This turnaround was triggered by a number of factors, including fears that the Fed may take a more aggressive approach to rate hikes, trade war concerns and high-profile issues in the technology industry. However, the high yield market ended the reporting period on a positive note, as it posted a positive return in April 2018.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xi returned -2.87% during the six months ended April 30, 2018. The asset class produced choppy results during the reporting period. At times, it was supported by solid investor demand, less concern over a significant shift in U.S. trade policy and a weakening U.S. dollar. However, at other times it was dragged down by rising U.S. interest rates, periods of investor risk aversion and geopolitical issues. In addition, the U.S. dollar rallied in April 2018, negatively impacting the performance of the asset class.

Performance review

For the six months ended April 30, 2018, Western Asset Global Corporate Defined Opportunity Fund Inc. returned -1.66% based on its net asset value (“NAV”)xii and -4.63% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Bloomberg Barclays Global Aggregate Corporate Indexxiii, returned -0.62% for the same period. The Lipper Global Income Closed-End Funds Category Averagexiv returned 0.42% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.67 per share. As of April 30, 2018, the Fund estimates that all of the distributions were sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of April 30, 2018. Past performance is no guarantee of future results.

Performance Snapshot as of April 30, 2018 (unaudited)
Price Per Share	6-Month Total Return**
$18.22 (NAV)	-1.66	%†
$16.61 (Market Price)	-4.63	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

Western Asset Global Corporate Defined Opportunity Fund Inc.	V

Investment commentary (cont’d)

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “GDO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XGDOX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Global Corporate Defined Opportunity Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and

Chief Executive Officer

May 31, 2018

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund’s investments are subject to a number of risks, such as credit risk, inflation risk, call risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may invest in lower-rated high-yield bonds, known as “junk bonds,” which are subject to greater credit risk (risk of default) than higher-rated obligations. The Fund’s investments in foreign securities involve risks, including the possibility of losses due to changes in currency exchange rates and negative developments in the political, economic or regulatory structure of specific countries or regions. These risks are magnified in emerging markets. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index

VI	Western Asset Global Corporate Defined Opportunity Fund Inc.

performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

ix

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[x]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

xii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xiii

The Bloomberg Barclays Global Aggregate Corporate Index is the corporate component of the Bloomberg Barclays Global Aggregate Index, which is comprised of several other Bloomberg Barclays indices that measure fixed-income performance of regions around the world.

xiv

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 14 funds in the Fund’s Lipper category.

Western Asset Global Corporate Defined Opportunity Fund Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2018 and October 31, 2017 and does not include derivatives, such as written options and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2018 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — April 30, 2018

Total Spread Duration
GDO	— 4.37 years
Benchmark	— 6.61 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays Global Aggregate Corporate Index
EM	— Emerging Markets
GDO	— Western Asset Global Corporate Defined Opportunity Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities

2	Western Asset Global Corporate Defined Opportunity Fund Inc. 2018 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — April 30, 2018

Total Effective Duration
GDO	— 4.32 years
Benchmark	— 6.51 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays Global Aggregate Corporate Index
EM	— Emerging Markets
GDO	— Western Asset Global Corporate Defined Opportunity Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities

Western Asset Global Corporate Defined Opportunity Fund Inc. 2018 Semi-Annual Report	3

Schedule of investments (unaudited)

April 30, 2018

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 107.7%
Consumer Discretionary — 13.3%
Auto Components — 1.3%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	1,490,000		$1,400,600	(a)
IHO Verwaltungs GmbH, Senior Secured Bonds (4.750% Cash or 5.500% PIK)	4.750%	9/15/26	950,000		912,000	(a)(b)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	1,200,000		1,227,000	(a)
Total Auto Components					3,539,600
Automobiles — 0.3%
General Motors Co., Senior Notes	6.600%	4/1/36	720,000		808,769
Diversified Consumer Services — 0.6%
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	100,000	GBP	149,991	(c)
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	1,540,000		1,497,650	(a)
Total Diversified Consumer Services					1,647,641
Hotels, Restaurants & Leisure — 2.7%
Brinker International Inc., Senior Notes	5.000%	10/1/24	1,990,000		1,955,175	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.625%	4/1/25	970,000		943,131
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	750,000		727,500
Marstons Issuer PLC, Secured Bonds (5.641% to 7/15/19 then 3 mo. GBP LIBOR + 2.550%)	5.641%	7/15/35	1,768,000	GBP	2,219,885	(c)(d)
Mitchells & Butlers Finance PLC, Secured Notes	5.965%	12/15/23	268,014	GBP	404,485	(c)
NCL Corp. Ltd., Senior Notes	4.750%	12/15/21	404,000		411,070	(a)
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	573,000		608,984	(a)
Total Hotels, Restaurants & Leisure					7,270,230
Media — 7.8%
Altice France SA, Senior Secured Notes	7.375%	5/1/26	4,320,000		4,201,200	(a)
Altice Luxembourg SA, Senior Secured Notes	7.750%	5/15/22	1,720,000		1,649,050	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	100,000		93,947	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.000%	2/1/28	550,000		510,609	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	720,000		787,607
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	2,660,000		2,860,588
Comcast Corp., Senior Notes	5.700%	7/1/19	1,800,000		1,859,559
DISH DBS Corp., Senior Notes	5.875%	7/15/22	220,000		203,170
DISH DBS Corp., Senior Notes	5.000%	3/15/23	390,000		339,300
DISH DBS Corp., Senior Notes	5.875%	11/15/24	1,700,000		1,453,500
DISH DBS Corp., Senior Notes	7.750%	7/1/26	780,000		712,238

See Notes to Financial Statements.

4	Western Asset Global Corporate Defined Opportunity Fund Inc. 2018 Semi-Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Media — continued
Grupo Televisa SAB, Senior Bonds	6.625%	1/15/40	1,730,000		$1,939,934
Time Warner Cable LLC, Senior Notes	8.750%	2/14/19	1,500,000		1,566,283
UBM PLC, Notes	5.750%	11/3/20	1,500,000		1,534,587	(a)
UPC Holding BV, Senior Secured Notes	5.500%	1/15/28	1,040,000		964,600	(a)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	500,000		491,875	(a)
Total Media					21,168,047
Specialty Retail — 0.3%
Hertz Corp., Senior Notes	5.875%	10/15/20	760,000		754,300
Textiles, Apparel & Luxury Goods — 0.3%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	980,000		950,600	(a)
Total Consumer Discretionary					36,139,187
Consumer Staples — 4.1%
Beverages — 1.0%
Anheuser-Busch InBev Finance Inc., Senior Notes	3.650%	2/1/26	1,750,000		1,713,831
Anheuser-Busch InBev Finance Inc., Senior Notes	4.700%	2/1/36	940,000		971,107
Total Beverages					2,684,938
Food & Staples Retailing — 0.7%
Tesco PLC, Senior Notes	6.125%	2/24/22	1,200,000	GBP	1,895,879
Food Products — 0.6%
Boparan Finance PLC, Senior Secured Notes	5.500%	7/15/21	650,000	GBP	853,798	(c)
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	740,000		730,106
Total Food Products					1,583,904
Tobacco — 1.8%
BAT International Finance PLC, Senior Notes	4.875%	2/24/21	1,450,000	EUR	1,977,439	(c)
Reynolds American Inc., Senior Notes	8.125%	6/23/19	2,305,000		2,435,305
Reynolds American Inc., Senior Notes	5.850%	8/15/45	540,000		609,727
Total Tobacco					5,022,471
Total Consumer Staples					11,187,192
Energy — 15.8%
Oil, Gas & Consumable Fuels — 15.8%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	870,000		1,035,270
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.375%	5/1/24	340,000		362,950
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	5.125%	6/30/27	850,000		831,937
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	470,000		486,450
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	560,000		547,400
Continental Resources Inc., Senior Notes	4.500%	4/15/23	1,500,000		1,522,500

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2018 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

April 30, 2018

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Continental Resources Inc., Senior Notes	3.800%	6/1/24	500,000	$489,375
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	502,240	511,750	(c)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,650,000	1,744,050
Ecopetrol SA, Senior Notes	5.375%	6/26/26	500,000	517,000
Ecopetrol SA, Senior Notes	5.875%	5/28/45	3,000,000	2,904,000
Enterprise Products Operating LLC, Senior Notes	6.500%	1/31/19	1,290,000	1,324,072
Genesis Energy LP/Genesis Energy Finance Corp., Senior Bonds	5.625%	6/15/24	1,570,000	1,503,275
KazMunayGas National Co. JSC, Senior Notes	4.750%	4/19/27	2,130,000	2,102,676	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	1,110,000	1,191,962	(c)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	1,430,000	1,290,575	(a)
NGPL PipeCo LLC, Senior Secured Notes	7.768%	12/15/37	800,000	968,000	(a)
Oasis Petroleum Inc., Senior Notes	7.250%	2/1/19	640,000	642,400
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	910,000	935,025
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	150,000	154,500
Oasis Petroleum Inc., Senior Notes	6.250%	5/1/26	820,000	820,000	(a)(e)
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	700,000	738,973
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	380,000	400,710
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	800,000	859,200
Petrobras Global Finance BV, Senior Notes	5.999%	1/27/28	330,000	322,278	(a)
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	920,000	875,380
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	660,000	681,945
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	930,000	955,816	(c)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	410,000	421,381	(a)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	2,280,000	2,378,963	(c)
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	330,000	397,650	(a)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	540,000	580,424
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.000%	3/15/27	1,940,000	2,003,254
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Bonds	5.125%	2/1/25	590,000	573,775
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.875%	4/15/26	650,000	646,068	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.000%	1/15/28	1,245,000	1,154,737	(a)
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	1,000,000	1,221,104
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	2,250,000	2,227,500	(a)
Transportadora de Gas del Sur SA, Senior Notes	6.750%	5/2/25	420,000	421,050	(a)(e)
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	190,000	195,938

See Notes to Financial Statements.

6	Western Asset Global Corporate Defined Opportunity Fund Inc. 2018 Semi-Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Williams Cos. Inc., Debentures	7.500%	1/15/31	340,000		$412,250
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	1,150,000		1,118,030
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	670,000		670,837
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	450,000		471,375
Williams Partners LP, Senior Notes	5.250%	3/15/20	610,000		631,952
WPX Energy Inc., Senior Notes	7.500%	8/1/20	260,000		282,750
WPX Energy Inc., Senior Notes	8.250%	8/1/23	400,000		456,000
Total Energy					42,984,507
Financials — 32.5%
Banks — 21.6%
Australia & New Zealand Banking Group Ltd., Subordinated Notes	5.125%	9/10/19	1,250,000	EUR	1,613,595	(c)
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	1,540,000		1,568,019	(a)
Bank of America Corp., Junior Subordinated (5.875% to 3/15/28 then 3 mo. USD LIBOR + 2.931%)	5.875%	3/15/28	550,000		549,587	(d)(f)
Bank of America Corp., Junior Subordinated Notes (6.500% to 10/23/24 then 3 mo. USD LIBOR + 4.174%)	6.500%	10/23/24	170,000		180,412	(d)(f)
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	500,000		496,028
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	4,180,000		4,579,712
Barclays PLC, Junior Subordinated Bonds (8.250% to 12/15/18 then USD 5 year Swap Rate + 6.705%)	8.250%	12/15/18	240,000		247,113	(d)(f)
Barclays PLC, Subordinated Notes	4.836%	5/9/28	480,000		466,937
BNP Paribas SA, Junior Subordinated Notes (7.375% to 8/19/25 then USD 5 year Swap Rate + 5.150%)	7.375%	8/19/25	1,620,000		1,767,825	(a)(d)(f)
CIT Group Inc., Senior Notes	4.125%	3/9/21	390,000		391,384
CIT Group Inc., Senior Notes	5.000%	8/15/22	110,000		112,750
CIT Group Inc., Senior Notes	5.000%	8/1/23	370,000		377,400
CIT Group Inc., Senior Notes	5.250%	3/7/25	220,000		225,225
Citigroup Inc., Senior Notes	7.375%	9/4/19	1,300,000	EUR	1,728,641
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	500,000		497,790
Citigroup Inc., Subordinated Notes	4.125%	7/25/28	1,000,000		964,625
Commonwealth Bank of Australia, Subordinated Notes	5.500%	8/6/19	1,200,000	EUR	1,548,119
Cooperatieve Rabobank U.A., Junior Subordinated Notes (11.000% to 6/30/19 then 3 mo. USD LIBOR + 10.868%)	11.000%	6/30/19	1,997,000		2,164,249	(a)(d)(f)
Cooperatieve Rabobank U.A., Subordinated Notes	4.625%	12/1/23	500,000		512,235
Credit Agricole SA, Junior Subordinated Notes (8.375% to 10/13/19 then 3 mo. USD LIBOR + 6.982%)	8.375%	10/13/19	2,530,000		2,703,937	(a)(d)(f)
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year Swap Rate + 6.185%)	8.125%	12/23/25	560,000		637,686	(a)(d)(f)
Credit Agricole SA, Junior Subordinated Notes (7.875% to 10/26/19 then 3 mo. Euribor + 6.424%)	7.875%	10/29/49	400,000	EUR	535,597	(c)(d)(f)

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2018 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

April 30, 2018

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Credit Agricole SA, Subordinated Bonds (8.125% to 9/19/18 then USD 5 year Swap Rate + 6.283%)	8.125%	9/19/33	900,000		$917,248	(a)(d)
Credit Agricole SA, Subordinated Notes	4.375%	3/17/25	530,000		523,660	(a)
HSBC Holdings PLC, Junior Subordinated Bonds (6.375% to 3/30/25 then USD 5 year ICE Swap Rate + 4.368%)	6.375%	3/30/25	2,070,000		2,137,275	(d)(f)
ING Bank NV, Subordinated Notes (6.875% to 5/29/18 then 3 mo. GBP LIBOR + 2.550%)	6.875%	5/29/23	2,850,000	GBP	3,940,520	(c)(d)
Intesa Sanpaolo SpA, Junior Subordinated Notes (8.375% to 10/14/19 then 3 mo. Euribor + 6.871%)	8.375%	10/14/19	450,000	EUR	600,414	(c)(d)(f)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	2,550,000		2,562,869	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds (6.000% to 8/1/23 then 3 mo. USD LIBOR + 3.300%)	6.000%	8/1/23	5,370,000		5,475,682	(d)(f)
JPMorgan Chase & Co., Junior Subordinated Notes (6.100% to 10/1/24 then 3 mo. USD LIBOR + 3.330%)	6.100%	10/1/24	250,000		259,375	(d)(f)
Lloyds Banking Group PLC, Subordinated Notes	4.650%	3/24/26	200,000		199,089
National Australia Bank Ltd., Subordinated Notes (6.750% to 6/26/18 then 3 mo. Euribor + 2.850%)	6.750%	6/26/23	2,750,000	EUR	3,355,081	(c)(d)
National Capital Trust I, Junior Subordinated Bonds (5.620% to 12/17/18 then 5 year UK Gilt + 1.930%)	5.620%	12/17/18	266,000	GBP	374,317	(c)(d)(f)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year Swap Rate + 7.598%)	8.625%	8/15/21	510,000		559,725	(d)(f)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	1,350,000		1,372,803
Santander UK Group Holdings PLC, Junior Subordinated Bonds (7.375% to 6/24/22 then GBP 5 year Swap Rate + 5.543%)	7.375%	6/24/22	650,000	GBP	976,666	(c)(d)(f)
Santander UK PLC, Subordinated Notes	5.000%	11/7/23	1,120,000		1,152,318	(a)
Societe Generale SA, Junior Subordinated Notes (9.375% to 9/4/19 then 3 mo. Euribor + 8.901%)	9.375%	9/4/19	1,550,000	EUR	2,095,195	(c)(d)(f)
UBS Group Funding Switzerland AG, Senior Notes	4.253%	3/23/28	1,830,000		1,822,328	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds (the greater of 3 mo. USD LIBOR + 0.930% or 5.570%)	5.570%	5/31/18	3,660,000		3,632,550	(d)(f)
Wells Fargo & Co., Junior Subordinated Bonds (5.900% to 6/15/24 then 3 mo. USD LIBOR + 3.110%)	5.900%	6/15/24	2,910,000		2,964,562	(d)(f)
Wells Fargo & Co., Junior Subordinated Bonds (5.875% to 6/15/25 then 3 mo. USD LIBOR + 3.990%)	5.875%	6/15/25	110,000		113,988	(d)(f)
Total Banks					58,904,531
Capital Markets — 2.8%
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	470,000		487,730
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	1,000,000		948,096
Goldman Sachs Group Inc., Subordinated Notes	4.750%	10/12/21	2,700,000	EUR	3,703,806
Goldman Sachs Group Inc., Subordinated Notes	5.500%	10/12/21	600,000	GBP	919,883
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	1,480,000		1,542,368
Total Capital Markets					7,601,883

See Notes to Financial Statements.

8	Western Asset Global Corporate Defined Opportunity Fund Inc. 2018 Semi-Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Consumer Finance — 0.6%
FirstCash Inc., Senior Notes	5.375%	6/1/24	670,000		$683,400	(a)
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	930,000		992,775
Total Consumer Finance					1,676,175
Diversified Financial Services — 4.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Bonds	4.250%	7/1/20	430,000		437,417
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	380,000		389,380
CPUK Finance Ltd., Senior Secured Notes	7.239%	2/28/24	1,250,000	GBP	2,144,478	(c)
DAE Funding LLC, Senior Notes	5.000%	8/1/24	3,895,000		3,763,738	(a)
Garfunkelux Holdco 3 SA, Senior Secured Notes	7.500%	8/1/22	450,000	EUR	564,510	(c)
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	1,260,000		1,301,665
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	330,000		353,582
Nationwide Building Society, Junior Subordinated Notes (6.875% to 6/20/19 then GBP 5 year Swap Rate + 4.880%)	6.875%	6/20/19	580,000	GBP	835,130	(c)(d)(f)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	1,970,000		1,918,288	(a)
Total Diversified Financial Services					11,708,188
Insurance — 3.2%
AXA SA, Junior Subordinated Notes (6.463% to 12/14/18 then 3 mo. USD LIBOR + 1.449%)	6.463%	12/14/18	2,000,000		2,015,000	(a)(d)(f)
BUPA Finance PLC, Subordinated Bonds	5.000%	4/25/23	910,000	GBP	1,388,816	(c)
Farmers Insurance Exchange, Subordinated Notes	8.625%	5/1/24	1,295,000		1,580,330	(a)
Galaxy Bidco Ltd., Senior Secured Notes	6.375%	11/15/20	370,000	GBP	512,540	(c)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	300,000		375,000	(a)
Scottish Widows Ltd., Subordinated Notes	5.500%	6/16/23	910,000	GBP	1,397,268	(c)
Travelers Cos. Inc., Senior Notes	5.350%	11/1/40	1,150,000		1,347,538
Total Insurance					8,616,492
Total Financials					88,507,269
Health Care — 5.9%
Biotechnology — 0.9%
AbbVie Inc., Senior Notes	3.200%	5/14/26	1,000,000		935,094
Celgene Corp., Senior Notes	3.250%	8/15/22	1,000,000		984,424
Celgene Corp., Senior Notes	5.000%	8/15/45	510,000		513,963
Total Biotechnology					2,433,481
Health Care Providers & Services — 2.0%
Centene Corp., Senior Notes	5.625%	2/15/21	480,000		493,800
Centene Corp., Senior Notes	6.125%	2/15/24	370,000		388,500
Centene Corp., Senior Notes	4.750%	1/15/25	1,550,000		1,511,250

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2018 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

April 30, 2018

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Health Care Providers & Services — continued
HCA Inc., Senior Secured Bonds	4.500%	2/15/27	1,000,000		$960,000
HCA Inc., Senior Secured Notes	5.250%	6/15/26	470,000		473,525
UnitedHealth Group Inc., Senior Notes	2.875%	12/15/21	1,620,000		1,600,789
Total Health Care Providers & Services					5,427,864
Pharmaceuticals — 3.0%
Allergan Funding SCS, Senior Notes	3.000%	3/12/20	750,000		745,260
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	70,000		65,158
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	4,940,000		4,460,885
Valeant Pharmaceuticals International Inc., Senior Notes	6.375%	10/15/20	493,000		502,244	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.750%	8/15/21	250,000		252,500	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.250%	7/15/22	800,000		809,920	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	210,000		193,725	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	1,390,000		1,258,951	(a)
Total Pharmaceuticals					8,288,643
Total Health Care					16,149,988
Industrials — 7.8%
Airlines — 0.5%
Manchester Airport Group Funding PLC, Senior Secured Notes	4.125%	4/2/24	860,000	GBP	1,316,225	(c)
Building Products — 1.4%
GTL Trade Finance Inc., Senior Notes	7.250%	4/16/44	1,220,000		1,326,750	(a)
Standard Industries Inc., Senior Notes	5.500%	2/15/23	550,000		569,250	(a)
Standard Industries Inc., Senior Notes	5.000%	2/15/27	1,100,000		1,063,051	(a)
Standard Industries Inc., Senior Notes	4.750%	1/15/28	860,000		806,250	(a)
Total Building Products					3,765,301
Commercial Services & Supplies — 1.1%
Brink’s Co., Senior Notes	4.625%	10/15/27	840,000		774,900	(a)
GFL Environmental Inc., Senior Notes	9.875%	2/1/21	680,000		716,550	(a)
Republic Services Inc., Senior Notes	5.250%	11/15/21	1,450,000		1,540,024
Total Commercial Services & Supplies					3,031,474
Construction & Engineering — 0.6%
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/23	720,000		770,400	(a)
TopBuild Escrow Corp., Senior Notes	5.625%	5/1/26	960,000		966,000	(a)
Total Construction & Engineering					1,736,400
Industrial Conglomerates — 1.2%
General Electric Co., Senior Notes	6.875%	1/10/39	2,500,000		3,186,977
Machinery — 1.1%
Allison Transmission Inc., Senior Bonds	5.000%	10/1/24	1,450,000		1,427,815	(a)
Allison Transmission Inc., Senior Notes	4.750%	10/1/27	850,000		802,188	(a)

See Notes to Financial Statements.

10	Western Asset Global Corporate Defined Opportunity Fund Inc. 2018 Semi-Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Machinery — continued
JB Poindexter & Co. Inc., Senior Bonds	7.125%	4/15/26	870,000		$889,575	(a)
Total Machinery					3,119,578
Road & Rail — 0.5%
Eversholt Funding PLC, Senior Secured Notes	6.359%	12/2/25	740,000	GBP	1,264,861	(c)
Trading Companies & Distributors — 1.0%
Ashtead Capital Inc., Secured Notes	4.125%	8/15/25	1,335,000		1,269,919	(a)
Ashtead Capital Inc., Secured Notes	4.375%	8/15/27	1,560,000		1,476,150	(a)
Total Trading Companies & Distributors					2,746,069
Transportation Infrastructure — 0.4%
BBA U.S. Holdings Inc., Senior Notes	5.375%	5/1/26	960,000		967,757	(a)
Total Industrials					21,134,642
Information Technology — 4.5%
Internet Software & Services — 0.9%
Match Group Inc., Senior Notes	5.000%	12/15/27	2,460,000		2,416,950	(a)
IT Services — 0.4%
Travelport Corporate Finance PLC, Senior Secured Notes	6.000%	3/15/26	1,190,000		1,219,750	(a)
Semiconductors & Semiconductor Equipment — 0.6%
Broadcom Corp./Broadcom Cayman Finance Ltd., Senior Notes	3.125%	1/15/25	1,750,000		1,624,954
Software — 0.8%
j2 Cloud Services LLC/j2 Global Co.-Obligor Inc., Senior Notes	6.000%	7/15/25	820,000		849,725	(a)
Microsoft Corp., Senior Notes	2.875%	2/6/24	1,330,000		1,297,372
Total Software					2,147,097
Technology Hardware, Storage & Peripherals — 1.8%
HP Inc., Senior Notes	4.650%	12/9/21	2,000,000		2,080,045
Seagate HDD Cayman, Senior Bonds	4.750%	1/1/25	2,330,000		2,263,899
Seagate HDD Cayman, Senior Bonds	4.875%	6/1/27	520,000		488,878
Total Technology Hardware, Storage & Peripherals					4,832,822
Total Information Technology					12,241,573
Materials — 7.9%
Chemicals — 0.9%
Braskem Netherlands Finance BV, Senior Notes	4.500%	1/10/28	820,000		769,365	(a)
OCP SA, Senior Notes	5.625%	4/25/24	800,000		825,970	(a)
Valvoline Inc., Senior Notes	5.500%	7/15/24	700,000		719,250
Valvoline Inc., Senior Notes	4.375%	8/15/25	280,000		269,150
Total Chemicals					2,583,735
Construction Materials — 0.3%
HeidelbergCement Finance Luxembourg SA, Senior Notes	8.500%	10/31/19	610,000	EUR	830,713	(c)

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2018 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

April 30, 2018

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Containers & Packaging — 0.7%
ARD Securities Finance SARL, Senior Secured Notes (8.750% PIK)	8.750%	1/31/23	800,000	$846,000	(a)(b)
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	970,000	1,020,925	(a)
Total Containers & Packaging				1,866,925
Metals & Mining — 5.4%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	380,000	409,454	(a)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	910,000	996,450	(a)
Anglo American Capital PLC, Senior Notes	3.625%	5/14/20	470,000	477,279	(a)
ArcelorMittal SA, Senior Notes	7.250%	10/15/39	750,000	892,500
BHP Billiton Finance USA Ltd., Subordinated Notes (6.750% to 10/20/25 then USD 5 year Swap Rate + 5.093%)	6.750%	10/19/75	1,500,000	1,672,125	(a)(d)
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	1,790,000	1,928,725
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	700,000	640,500
HudBay Minerals Inc., Senior Notes	7.625%	1/15/25	370,000	394,050	(a)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	1,850,000	1,913,703
Teck Resources Ltd., Senior Notes	8.500%	6/1/24	580,000	648,875	(a)
Teck Resources Ltd., Senior Notes	6.250%	7/15/41	600,000	639,000
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	2,816,000	2,850,073
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	340,000	395,896
Vale Overseas Ltd., Senior Notes	6.875%	11/10/39	750,000	875,250
Total Metals & Mining				14,733,880
Paper & Forest Products — 0.6%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	1,220,000	1,279,475
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	260,000	268,840
Total Paper & Forest Products				1,548,315
Total Materials				21,563,568
Real Estate — 1.6%
Equity Real Estate Investment Trusts (REITs) — 1.2%
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	6.375%	3/1/24	440,000	462,000
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.250%	8/1/26	2,620,000	2,554,500
Sabra Health Care LP, Senior Notes	5.125%	8/15/26	310,000	294,201
Total Equity Real Estate Investment Trusts (REITs)				3,310,701
Real Estate Management & Development — 0.4%
Hunt Cos. Inc., Senior Secured Notes	6.250%	2/15/26	540,000	517,050	(a)
WeWork Cos. Inc., Senior Notes	7.875%	5/1/25	570,000	556,462	(a)
Total Real Estate Management & Development				1,073,512
Total Real Estate				4,384,213

See Notes to Financial Statements.

12	Western Asset Global Corporate Defined Opportunity Fund Inc. 2018 Semi-Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Telecommunication Services — 10.8%
Diversified Telecommunication Services — 7.0%
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	915,000		$941,306	(a)
Ooredoo International Finance Ltd., Senior Notes	4.750%	2/16/21	650,000		666,973	(a)
Qwest Corp., Senior Notes	6.750%	12/1/21	2,500,000		2,694,700
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	4,120,000		4,211,670	(a)
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	2,000,000		2,079,199
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	2,000,000		2,527,406
UPCB Finance IV Ltd., Senior Secured Notes	5.375%	1/15/25	405,000		397,912	(a)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	2,800,000		3,014,393
Wind Tre SpA, Senior Secured Notes	3.125%	1/20/25	250,000	EUR	266,746	(c)
Windstream Services LLC/Windstream Finance Corp., Senior Notes	7.750%	10/15/20	2,450,000		2,113,125
Total Diversified Telecommunication Services					18,913,430
Wireless Telecommunication Services — 3.8%
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	650,000		768,372
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	760,000		785,650	(a)
CSC Holdings LLC, Senior Notes	10.875%	10/15/25	1,143,000		1,343,025	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	90,000		103,331
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	1,000,000		1,200,000
Sprint Corp., Senior Notes	7.875%	9/15/23	3,410,000		3,665,750
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	3.360%	9/20/21	2,607,500		2,604,554	(a)
Total Wireless Telecommunication Services					10,470,682
Total Telecommunication Services					29,384,112
Utilities — 3.5%
Electric Utilities — 2.3%
Enel SpA, Junior Subordinated Bonds (7.750% to 9/10/20 then GBP 5 year Swap Rate + 5.662%)	7.750%	9/10/75	1,740,000	GBP	2,712,855	(c)(d)
FirstEnergy Corp., Notes	7.375%	11/15/31	1,930,000		2,536,245
Pampa Energia SA, Senior Notes	7.500%	1/24/27	840,000		856,800	(a)
Total Electric Utilities					6,105,900
Gas Utilities — 0.2%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.875%	3/1/27	490,000		466,725
Multi-Utilities — 1.0%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	1,210,000		1,276,550	(a)
Veolia Environnement SA, Senior Notes	6.750%	4/24/19	1,200,000	EUR	1,547,784
Total Multi-Utilities					2,824,334
Total Utilities					9,396,959
Total Corporate Bonds & Notes (Cost — $285,445,161)					293,073,210

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2018 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

April 30, 2018

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — 0.4%
Home Equity Asset Trust, 2004-8 M1 (1 mo. USD LIBOR + 0.870%)	2.742%	3/25/35	392,545	$396,194	(d)
Residential Asset Mortgage Products Inc., 2003-SL1 M1	7.314%	4/25/31	1,079,069	732,981	(d)
Total Asset-Backed Securities (Cost — $1,290,131)				1,129,175
Collateralized Mortgage Obligations (g) — 0.2%
HarborView Mortgage Loan Trust, 2004-10 4A (6 mo. USD LIBOR + 2.170%)	3.603%	1/19/35	120,655	119,966	(d)
JPMorgan Mortgage Trust, 2005-A5 1A2 (12 mo. USD LIBOR + 2.020%)	3.563%	8/25/35	446,899	446,288	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1 (12 mo. USD LIBOR + 1.550%)	3.135%	9/25/36	40,766	37,063	(d)
Total Collateralized Mortgage Obligations (Cost — $554,766)				603,317
Convertible Bonds & Notes — 0.7%
Consumer Discretionary — 0.5%
Media — 0.5%
DISH Network Corp., Senior Bonds	3.375%	8/15/26	1,560,000	1,419,633
Information Technology — 0.2%
Internet Software & Services — 0.2%
Twitter Inc., Senior Bonds	1.000%	9/15/21	670,000	630,351
Total Convertible Bonds & Notes (Cost — $2,205,818)				2,049,984
Senior Loans — 11.8%
Consumer Discretionary — 6.8%
Auto Components — 0.5%
American Axle & Manufacturing Inc., Term Loan B (1 mo. LIBOR + 2.250%)	4.150%	4/6/24	1,257,434	1,264,900	(d)(h)(i)
Diversified Consumer Services — 0.4%
Weight Watchers International Inc., 2017 Term Loan B	6.640-7.060%	11/29/24	1,135,625	1,148,578	(d)(h)(i)
Hotels, Restaurants & Leisure — 2.5%
Aramark Services Inc., 2017 Term Loan B1 (1 mo. LIBOR + 2.000%)	3.901%	3/11/25	1,995,000	2,010,585	(d)(h)(i)
Hilton Worldwide Finance LLC, Term Loan B2 (1 mo. LIBOR + 1.750%)	—	10/25/23	654,319	660,544	(j)
Las Vegas Sands LLC, 2018 Term Loan B (1 mo. LIBOR + 1.750%)	3.651%	3/27/25	2,500,000	2,515,780	(d)(h)(i)(j)
Wyndham Hotels & Resorts Inc., Term Loan B	—	3/28/25	1,660,000	1,674,698	(j)
Total Hotels, Restaurants & Leisure				6,861,607
Media — 1.7%
Charter Communications Operating LLC, 2017 Term Loan B (1 mo. LIBOR + 2.000%)	3.910%	4/30/25	3,133,717	3,152,234	(d)(h)(i)

See Notes to Financial Statements.

14	Western Asset Global Corporate Defined Opportunity Fund Inc. 2018 Semi-Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Media — continued
Lamar Media Corp., 2018 Term Loan B (1 mo. LIBOR + 1.750%)	3.688%	3/14/25	1,500,000	$1,505,625	(d)(h)(i)
Total Media				4,657,859
Specialty Retail — 1.7%
PetSmart Inc., Term Loan B2 (1 mo. LIBOR + 3.000%)	4.890%	3/11/22	3,880,425	3,049,366	(d)(h)(i)
Sally Holdings LLC, Term Loan B1 (1 mo. LIBOR + 2.250%)	4.160%	7/5/24	1,482,550	1,489,963	(d)(h)(i)(k)
Total Specialty Retail				4,539,329
Total Consumer Discretionary				18,472,273
Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Chesapeake Energy Corp., Term Loan (3 mo. LIBOR + 7.500%)	9.444%	8/23/21	450,000	477,281	(d)(h)(i)
Health Care — 0.3%
Health Care Providers & Services — 0.3%
DaVita HealthCare Partners Inc., Term Loan B (1 mo. LIBOR + 2.750%)	4.651%	6/24/21	744,201	752,042	(d)(h)(i)
Industrials — 2.4%
Air Freight & Logistics — 0.5%
Avolon TLB Borrower 1 (U.S.) LLC, Term Loan B2 (1 mo. LIBOR + 2.250%)	4.147%	4/3/22	1,493,731	1,498,516	(d)(h)(i)
Airlines — 0.6%
United Airlines Inc., 2017 Repriced Term Loan (1 mo. LIBOR + 2.000%)	3.901%	4/1/24	1,492,462	1,501,168	(d)(h)(i)
Building Products — 0.3%
Pisces Midco Inc., 2018 Term Loan (3 mo. LIBOR + 3.750%)	6.089%	4/12/25	710,000	717,242	(d)(h)(i)(j)
Trading Companies & Distributors — 1.0%
Beacon Roofing Supply Inc., 2017 Term Loan B (1 mo. LIBOR + 2.250%)	4.128%	1/2/25	700,000	704,681	(d)(h)(i)
Delos Finance SARL, 2018 Term Loan B (3 mo. LIBOR + 1.750%)	4.052%	10/6/23	2,000,000	2,016,042	(d)(h)(i)
Total Trading Companies & Distributors				2,720,723
Total Industrials				6,437,649
Information Technology — 1.2%
Software — 0.9%
Dell Inc., 2017 Term Loan A2 (1 mo. LIBOR + 1.750%)	3.660%	9/7/21	2,406,250	2,412,855	(d)(h)(i)
Technology Hardware, Storage & Peripherals — 0.3%
Western Digital Corp., 2017 Term Loan B3	—	4/29/23	1,000,000	1,007,589	(j)
Total Information Technology				3,420,444
Materials — 0.9%
Containers & Packaging — 0.9%
Berry Global Inc., Term Loan Q (1 mo. LIBOR + 2.000%)	3.897-3.901%	10/1/22	1,500,000	1,510,938	(d)(h)(i)

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2018 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

April 30, 2018

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Containers & Packaging — continued
Reynolds Group Holdings Inc., USD 2017 Term Loan (1 mo. LIBOR + 2.750%)	4.651%	2/5/23	997,475		$1,004,842	(d)(h)(i)
Total Materials					2,515,780
Total Senior Loans (Cost — $32,583,918)					32,075,469
Sovereign Bonds — 6.2%
Argentina — 0.7%
Republic of Argentina, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	27.250%	6/21/20	13,290,000	ARS	676,212	(d)
Republic of Argentina, Senior Bonds	6.875%	4/22/21	360,000		378,495
Republic of Argentina, Senior Bonds	7.500%	4/22/26	340,000		357,170
Republic of Argentina, Senior Notes	5.875%	1/11/28	500,000		458,938
Total Argentina					1,870,815
Brazil — 0.7%
Federative Republic of Brazil, Notes	10.000%	1/1/23	2,400,000	BRL	713,873
Federative Republic of Brazil, Notes	10.000%	1/1/27	4,160,000	BRL	1,215,293
Total Brazil					1,929,166
Indonesia — 0.5%
Republic of Indonesia, Notes	3.750%	4/25/22	1,210,000		1,208,233	(a)
Mexico — 0.5%
United Mexican States, Senior Notes	3.600%	1/30/25	1,460,000		1,423,500
Peru — 0.8%
Republic of Peru, Senior Bonds	7.840%	8/12/20	1,249,000	PEN	427,549
Republic of Peru, Senior Bonds	7.350%	7/21/25	1,500,000		1,845,000
Total Peru					2,272,549
Poland — 1.1%
Republic of Poland, Bonds	4.000%	10/25/23	9,670,000	PLN	2,966,833
Russia — 0.9%
Russian Federal Bond, Bonds	7.050%	1/19/28	155,038,000	RUB	2,449,488
United Arab Emirates — 0.5%
MDC-GMTN B.V., Senior Notes	7.625%	5/6/19	1,250,000		1,308,813	(c)
United Kingdom — 0.5%
United Kingdom Treasury Gilt, Bonds	4.500%	3/7/19	1,019,000	GBP	1,448,985	(c)
Total Sovereign Bonds (Cost — $17,087,003)					16,878,382
U.S. Government & Agency Obligations — 1.3%
U.S. Government Obligations — 1.3%
U.S. Treasury Notes	1.125%	1/15/19	500,000		496,328
U.S. Treasury Notes	2.125%	8/15/21	1,500,000		1,473,809

See Notes to Financial Statements.

16	Western Asset Global Corporate Defined Opportunity Fund Inc. 2018 Semi-Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
U.S. Government Obligations — continued
U.S. Treasury Notes	2.500%	3/31/23	1,500,000	$1,480,312
Total U.S. Government & Agency Obligations (Cost — $3,449,525)				3,450,449

			Shares
Preferred Stocks — 0.4%
Financials — 0.4%
Capital Markets — 0.4%
State Street Corp. (5.900% to 3/15/24 then 3 mo. USD LIBOR + 3.108%)	5.900%		37,454	988,411	(d)
Diversified Financial Services — 0.0%
Citigroup Capital XIII (3 mo. USD LIBOR + 6.370%)	8.729%		3,050	81,710	(d)
Total Preferred Stocks (Cost — $1,017,989)				1,070,121
Total Investments Before Short-term Investments (Cost — $343,634,311)				350,330,107
Short-Term Investments — 1.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $2,774,860)	1.648%		2,774,860	2,774,860
Total Investments — 129.7% (Cost — $346,409,171)				353,104,967
Liabilities in Excess of Other Assets — (29.7)%				(80,913,088)
Total Net Assets — 100.0%				$272,191,879

‡	Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)	Securities traded on a when-issued or delayed delivery basis.
(f)	Security has no maturity date. The date shown represents the next call date.

(g)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(h)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2018 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

April 30, 2018

Western Asset Global Corporate Defined Opportunity Fund Inc.

(i)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(j)	All or a portion of this loan is unfunded as of April 30, 2018. The interest rate for fully unfunded term loans is to be determined.

(k)	Security is valued using significant unobservable inputs (See Note 1).

Abbreviations used in this schedule:
ARS	— Argentine Peso
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
JSC	— Joint Stock Company
LIBOR	— London Interbank Offered Rate
PEN	— Peruvian Nuevo Sol
PLN	— Polish Zloty
RUB	— Russian Ruble

At April 30, 2018, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	960,000	USD	1,329,624	Barclays Bank PLC	7/19/18	$(2,942)
USD	497,006	EUR	400,000	Barclays Bank PLC	7/19/18	11,070
USD	17,937,826	GBP	12,553,802	Barclays Bank PLC	7/19/18	588,963
Total						$597,091

Abbreviations used in this table:
EUR	— Euro
GBP	— British Pound
USD	— United States Dollar

See Notes to Financial Statements.

18	Western Asset Global Corporate Defined Opportunity Fund Inc. 2018 Semi-Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Summary of Investments by Country* (unaudited)
United States	51.4%
United Kingdom	10.7
France	4.8
Brazil	3.4
Netherlands	3.1
Italy	2.9
Australia	2.4
Colombia	1.8
Peru	1.8
United Arab Emirates	1.6
Mexico	1.4
Spain	1.3
Israel	1.3
Luxembourg	1.1
Canada	1.0
Russia	1.0
Ireland	1.0
Argentina	0.9
Qatar	0.9
Germany	0.8
Poland	0.8
Chile	0.8
Belgium	0.8
Switzerland	0.7
Kazakhstan	0.6
Malaysia	0.4
Indonesia	0.3
Morocco	0.2
Short-Term Investments	0.8
100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of April 30, 2018 and are subject to change.

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2018 Semi-Annual Report	19

Statement of assets and liabilities (unaudited)

April 30, 2018

Assets:
Investments, at value (Cost — $346,409,171)	$353,104,967
Foreign currency, at value (Cost — $1,976,466)	1,956,938
Cash	1,232,158
Receivable for securities sold	5,396,451
Interest receivable	5,262,645
Unrealized appreciation on forward foreign currency contracts	600,033
Prepaid expenses	12,012
Total Assets	367,565,204

Liabilities:
Loan payable (Note 7)	84,500,000
Payable for securities purchased	8,953,106
Distributions payable	1,621,049
Investment management fee payable	236,372
Directors’ fees payable	4,843
Unrealized depreciation on forward foreign currency contracts	2,942
Accrued expenses	55,013
Total Liabilities	95,373,325
Total Net Assets	$272,191,879

Net Assets:
Par value ($0.001 par value; 14,940,540 shares issued and outstanding; 100,000,000 shares authorized)	$14,941
Paid-in capital in excess of par value	284,072,581
Undistributed net investment income	2,093,422
Accumulated net realized loss on investments, written options, forward foreign currency contracts and foreign currency transactions	(21,266,296)
Net unrealized appreciation on investments, forward foreign currency contracts and foreign currencies	7,277,231
Total Net Assets	$272,191,879

Shares Outstanding	14,940,540

Net Asset Value	$18.22

See Notes to Financial Statements.

20	Western Asset Global Corporate Defined Opportunity Fund Inc. 2018 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended April 30, 2018

Investment Income:
Interest	$10,222,336
Dividends	30,680
Total Investment Income	10,253,016

Expenses:
Investment management fee (Note 2)	1,450,087
Interest expense (Note 7)	884,246
Excise tax (Note 1)	149,826
Directors’ fees	35,447
Audit and tax fees	30,561
Legal fees	20,465
Transfer agent fees	19,035
Fund accounting fees	14,284
Shareholder reports	13,772
Stock exchange listing fees	6,199
Custody fees	6,085
Commitment fees (Note 7)	5,697
Insurance	2,357
Miscellaneous expenses	9,074
Total Expenses	2,647,135
Net Investment Income	7,605,881

Realized and Unrealized Gain (Loss) on Investments, Written Options, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(2,210,116)
Written options	70,675
Forward foreign currency contracts	(1,105,373)
Foreign currency transactions	44,357
Net Realized Loss	(3,200,457)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(9,624,271)
Written options	(14,810)
Forward foreign currency contracts	652,720
Foreign currencies	(20,982)
Change in Net Unrealized Appreciation (Depreciation)	(9,007,343)
Net Loss on Investments, Written Options, Forward Foreign Currency Contracts and Foreign Currency Transactions	(12,207,800)
Decrease in Net Assets From Operations	$(4,601,919)

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2018 Semi-Annual Report	21

Statements of changes in net assets

For the Six Months Ended April 30, 2018 (unaudited) and the Year Ended October 31, 2017	2018	2017

Operations:
Net investment income	$7,605,881	$16,025,984
Net realized gain (loss)	(3,200,457)	98,326
Change in net unrealized appreciation (depreciation)	(9,007,343)	8,136,470
Increase (Decrease) in Net Assets From Operations	(4,601,919)	24,260,780

Distributions to Shareholders From (Note 1):
Net investment income	(10,025,102)	(20,349,015)
Decrease in Net Assets From Distributions to Shareholders	(10,025,102)	(20,349,015)
Increase (Decrease) in Net Assets	(14,627,021)	3,911,765

Net Assets:
Beginning of period	286,818,900	282,907,135
End of period*	$272,191,879	$286,818,900
*Includes undistributed net investment income of:	$2,093,422	$4,512,643

See Notes to Financial Statements.

22	Western Asset Global Corporate Defined Opportunity Fund Inc. 2018 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended April 30, 2018

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net decrease in net assets resulting from operations	$(4,601,919)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(155,684,865)
Sales of portfolio securities	160,848,715
Net purchases, sales and maturities of short-term investments	(2,534,874)
Net amortization of premium (accretion of discount)	(201,678)
Increase in receivable for securities sold	(3,659,604)
Increase in interest receivable	(294,775)
Increase in prepaid expenses	(3,945)
Decrease in deposits with brokers for exchange-traded options	118,006
Increase in payable for securities purchased	6,342,564
Decrease in investment management fee payable	(15,209)
Decrease in Directors’ fees payable	(307)
Decrease in interest payable	(51,488)
Decrease in accrued expenses	(48,544)
Decrease in premiums received from written options	(75,235)
Net realized loss on investments	2,210,116
Change in net unrealized appreciation (depreciation) of investments, written options and forward foreign currency contracts	8,986,361
Net Cash Provided by Operating Activities*	11,333,319

Cash Flows From Financing Activities:
Distributions paid on common stock	(10,099,804)
Proceeds from loan facility borrowings	3,000,000
Repayment of loan facility borrowings	(1,500,000)
Net Cash Used in Financing Activities	(8,599,804)
Net Increase in Cash	2,733,515
Cash at Beginning of Period	455,581
Cash at End of Period	$3,189,096

*	Included in operating expenses is cash of $949,827 paid for interest and commitment fees on borrowings.

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2018 Semi-Annual Report	23

Financial highlights

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
	2018[1,2]	2017[1]	2016[1]	2015[1]	2014[1]	2013[1]

Net asset value, beginning of period	$19.20	$18.94	$18.81	$20.20	$20.36	$20.63

Income (loss) from operations:
Net investment income	0.51	1.07	1.20	1.23	1.30	1.24
Net realized and unrealized gain (loss)	(0.82)	0.55	0.29	(1.30)	(0.09)	(0.09)
Total income (loss) from operations	(0.31)	1.62	1.49	(0.07)	1.21	1.15

Less distributions from:
Net investment income	(0.67) [3]	(1.36)	(1.36)	(1.36)	(1.39)	(1.33)
Net realized gains	—	—	—	—	—	(0.08)
Return of capital	—	—	—	—	—	(0.01)
Total distributions	(0.67)	(1.36)	(1.36)	(1.36)	(1.39)	(1.42)
Anti-dilutive impact of repurchase plan	—	—	0.00 [4,5]	0.04 [4]	0.02 [4]	—

Net asset value, end of period	$18.22	$19.20	$18.94	$18.81	$20.20	$20.36

Market price, end of period	$16.61	$18.10	$17.39	$17.17	$18.22	$18.08
Total return, based on NAV[6,7]	(1.66)%	8.92%	8.44%	(0.17)%	6.18%	5.76%
Total return, based on Market Price[8]	(4.63)%	12.37%	9.82%	1.88%	8.67%	(3.84)%

Net assets, end of period (000s)	$272,192	$286,819	$282,907	$281,240	$307,631	$312,451

Ratios to average net assets:
Gross expenses	1.90%[9]	1.79%	1.64%	1.55%	1.28%	1.23%
Net expenses	1.90 [9]	1.79	1.64	1.55	1.28	1.23
Net investment income	5.45 [9]	5.66	6.53	6.25	6.36	6.04

Portfolio turnover rate	43%	69%	51%	33%	22%	20%

Supplemental data:
Loan Outstanding, End of Period (000s)	$84,500	$83,000	$83,000	$83,000	—	—
Asset Coverage Ratio for Loan Outstanding[10]	422%	446%	441%	439%	—	—
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[10]	$4,221	$4,456	$4,409	$4,388	—	—
Weighted Average Loan (000s)	$84,301	$83,000	$83,000	$83,000 [11]	—	—
Weighted Average Interest Rate on Loan	2.11%	1.63%	1.20%	0.91%[11]	—	—

See Notes to Financial Statements.

24	Western Asset Global Corporate Defined Opportunity Fund Inc. 2018 Semi-Annual Report

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2018 (unaudited).

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]

The repurchase plan was completed at an average repurchase price of $15.25 for 14,001 shares and $213,465 for the year ended October 31, 2016, $16.92 for 276,119 shares and $4,671,232 for the year ended October 31,2015 and $18.11 for 116,116 shares and $2,103,258 for the year ended October 31,2014.

[5]	Amount represents less than $0.005 per share.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[9]	Annualized.

[10]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

[11]	Weighted average based on the number of days that the Fund had a loan outstanding.

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2018 Semi-Annual Report	25

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Global Corporate Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on September 17, 2009 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets in a portfolio of U.S. and foreign corporate fixed-income securities of varying maturities.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

26	Western Asset Global Corporate Defined Opportunity Fund Inc. 2018 Semi-Annual Report

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Global Corporate Defined Opportunity Fund Inc. 2018 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$293,073,210	—	$293,073,210
Asset-backed securities	—	1,129,175	—	1,129,175
Collateralized mortgage obligations	—	603,317	—	603,317
Convertible bonds & notes	—	2,049,984	—	2,049,984
Senior loans:
Consumer discretionary	—	16,982,310	$1,489,963	18,472,273
Other senior loans	—	13,603,196	—	13,603,196
Sovereign bonds	—	16,878,382	—	16,878,382
U.S. government & agency obligations	—	3,450,449	—	3,450,449
Preferred stocks	$1,070,121	—	—	1,070,121
Total long-term investments	1,070,121	347,770,023	1,489,963	350,330,107
Short-term investments†	2,774,860	—	—	2,774,860
Total investments	$3,844,981	$347,770,023	$1,489,963	$353,104,967
Other financial instruments:
Forward foreign currency contracts	—	600,033	—	600,033
Total	$3,844,981	$348,370,056	$1,489,963	$353,705,000

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$2,942	—	$2,942

†	See Schedule of Investments for additional detailed categorizations.

(b) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security

28	Western Asset Global Corporate Defined Opportunity Fund Inc. 2018 Semi-Annual Report

purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference

Western Asset Global Corporate Defined Opportunity Fund Inc. 2018 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At April 30, 2018, the Fund had sufficient cash and/or securities to cover these commitments.

(h) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

30	Western Asset Global Corporate Defined Opportunity Fund Inc. 2018 Semi-Annual Report

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2018 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of April 30, 2018, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $2,942. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend

32	Western Asset Global Corporate Defined Opportunity Fund Inc. 2018 Semi-Annual Report

income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $149,826 of federal excise taxes attributable to calendar year 2017 in March 2018.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2018 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. (“Western Singapore”), Western Asset Management Company Ltd (“Western Japan”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets plus the amount of any borrowings and assets attributable to any preferred stock that may be outstanding.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Asset Limited provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore, Western Japan and Western Asset Limited a fee for its services at no additional expense to the Fund. Each of Western Singapore, Western Japan and Western Asset Limited receives a fee from Western Asset, payable monthly, in an amount equal to an annual rate of 0.56% of the Fund’s daily managed assets related to the Fund’s assets that Western Asset allocates to Western Singapore, Western Japan and Western Asset Limited, respectively, to manage.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended April 30, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$131,237,681	$24,447,184
Sales	135,978,072	24,870,643

34	Western Asset Global Corporate Defined Opportunity Fund Inc. 2018 Semi-Annual Report

At April 30, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Securities	$346,409,171	$17,500,002	$(10,804,206)	$6,695,796
Forward foreign currency contracts	—	600,033	(2,942)	597,091

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2018.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$600,033

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$2,942

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended April 30, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Written options	$70,675
Forward foreign currency contracts	(1,105,373)
Total	$(1,034,698)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Written options	$(14,810)
Forward foreign currency contracts	652,720
Total	$637,910

Western Asset Global Corporate Defined Opportunity Fund Inc. 2018 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

During the six months ended April 30, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options†	$8,632
Forward foreign currency contracts (to buy)	6,081,384
Forward foreign currency contracts (to sell)	22,230,210

†	At April 30, 2018, there were no open positions held in this derivative.

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of April 30, 2018.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Barclays Bank PLC	$600,033	$(2,942)	$597,091	—	$597,091

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Distributions subsequent to April 30, 2018

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
4/20/18	5/1/18	$0.1085
5/25/18	6/1/18	$0.1085
6/22/18	7/2/18	$0.1010
7/20/18	8/1/18	$0.1010
8/24/18	9/4/18	$0.1010

6. Stock repurchase program

On March 10, 2014, the Board of Directors (the “Board”) of the Fund announced that it had authorized the Fund to repurchase in the open market up to 1,600,000 shares of the Fund’s common stock when the Fund’s shares are trading at a discount to the net asset value. The Board directed the management of the Fund to repurchase shares of the Fund’s common stock at such times and in such amounts as Fund management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts.

During the six months ended April 30, 2018, the Fund did not repurchase any shares pursuant to the stock repurchase program.

36	Western Asset Global Corporate Defined Opportunity Fund Inc. 2018 Semi-Annual Report

Since the Fund’s commencement of the stock repurchase program through April 30, 2018, the Fund repurchased 406,236 shares or 2.65% of its common shares outstanding for the total amount of $6,987,955. The anti-dilutive impact of these share repurchases is included on the Financial Highlights.

7. Loan

Effective June 2, 2015, the Fund has a revolving credit agreement with National Australia Bank Limited that allows the Fund to borrow up to an aggregate amount of $90,000,000. This credit agreement renews daily for a 180-day term unless notice to the contrary is given to the Fund. The final scheduled termination date of the credit agreement is June 2, 2020. The Fund pays a commitment fee at an annual rate of 0.20% on the unutilized portion of the loan commitment amount. The interest on the loan is calculated at a variable rate based on the LIBOR plus any applicable margin. Securities held by the Fund are subject to a lien granted to National Australia Bank Limited, to the extent of the borrowing outstanding and any additional expenses. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the loan for the six months ended April 30, 2018 was $883,665. For the six months ended April 30, 2018, the Fund incurred a commitment fee in the amount of $5,697. For the six months ended April 30, 2018, the Fund had an average daily loan balance outstanding of $84,301,105 and the weighted average interest rate was 2.11%. At April 30, 2018, the Fund had $84,500,000 of borrowings outstanding per this credit agreement.

8. Deferred capital losses

As of October 31, 2017, the Fund had deferred capital losses of $14,609,322, which have no expiration date, that will be available to offset future taxable capital gains.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2018 Semi-Annual Report	37

Board approval of management agreement and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Global Corporate Defined Opportunity Fund Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”), Western Asset Management Company Ltd. in Japan (“Western Asset Japan”), and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore, Western Asset Japan, and Western Asset London together are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore, Western Asset Japan, and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 8 and 9, 2017, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

At a meeting held by conference call on November 2, 2017, the Independent Directors in preparation for the Contract Renewal Meeting met in a private session with their independent counsel to review Contract Renewal Information in respect of the Legg Mason Closed-end Funds, including the Fund, received to date. No representatives of the Manager or Western Asset participated in this meeting. The discussion below reflects all of these reviews.

38	Western Asset Global Corporate Defined Opportunity Fund Inc.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide, or in the case of the Non-U.S. Sub-advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds, and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board reviewed the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision

Western Asset Global Corporate Defined Opportunity Fund Inc.	39

Board approval of management agreement and subadvisory agreements (unaudited) (cont’d)

of the Western Asset Sub-Advisory Agreement, each Non-U.S. Sub-Adviser helps to provide portfolio management services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged global income closed-end funds, as classified by Broadridge, regardless of asset size. The Performance Universe consisted of twelve funds, including the Fund, for each of the 1- and 3-year periods ended June 30, 2017; and eleven funds, including the Fund, for the 5-year period ended such date. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Broadridge.

The Broadridge Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance was ranked seventh among the funds in the Performance Universe for the 1-year period ended June 30, 2017 (first being best in these performance rankings); sixth among the funds in Performance Universe for the 3-year period ended such date; and seventh among the funds in the Performance Universe for the 5-year period ended such date. The Fund’s performance for the 1-year period was slightly worse than the median performance for the Performance Universe for that period but was better than the Performance Universe median for the 3- and 5-year periods. The Board noted that the small number of funds in the Performance Universe made meaningful performance comparisons difficult. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and the Fund’s performance relative to its benchmark for each of the 1-, 3- and 5-year periods ended June 30, 2017. On a net asset value basis, the Fund outperformed its benchmark for each of the 1-, 3- and 5-year periods.

40	Western Asset Global Corporate Defined Opportunity Fund Inc.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fee payable to Western Asset under the Western Asset Sub-Advisory Agreement is paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fee payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset is paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and five other leveraged global income closed-end funds, as classified by Broadridge. The six funds in the Expense Group had average net common share assets ranging from $81.6 million to $339.1 million. One of the other Expense Group funds was larger than the Fund and four were smaller.

The Broadridge Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Management Fee on a contractual basis was ranked third among the funds in the Expense Group (first being lowest and, therefore, best in these expense component rankings). The Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) was ranked second among the funds in the Expense Group compared on the basis of common share assets only and was ranked fourth among the funds in the Expense Group on the basis of common share and leveraged assets. The Fund’s actual total expenses ranked second among the funds in the Expense Group compared on the basis of common share assets only and ranked third among the funds in the Expense Group compared on the basis of common share and leveraged assets. The Fund’s contractual Management Fee was worse (i.e., higher) than the expense group median for that expense component but each of the Fund’s other expense components was better (i.e., lower) than the Expense Group median for that

Western Asset Global Corporate Defined Opportunity Fund Inc.	41

Board approval of management agreement and subadvisory agreements (unaudited) (cont’d)

expense component. The Manager observed that the small number of funds in the Expense Group made meaningful expense comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry from the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2017 and March 31, 2016. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fee is paid by the Manager, not the Fund, and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers are paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal

42	Western Asset Global Corporate Defined Opportunity Fund Inc.

Information indicated that profitability to the Manager had increased by 3 percent during the period covered by the analysis but remained at a level that the Board did not consider to be excessive in light of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member may have attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or any Sub-Adviser were present.

Western Asset Global Corporate Defined Opportunity Fund Inc.	43

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Global Corporate Defined Opportunity Fund Inc. was held on February 23, 2018 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Leslie H. Gelb	12,128,610	231,429
William R. Hutchinson	12,163,278	196,761
Jane Trust	12,157,935	202,104

At April 30, 2018, in addition to Leslie H. Gelb, William R. Hutchinson and Jane Trust, the other Directors of the Fund were as follows:

Robert D. Agdern

Carol L. Colman

David P. Cronin

Paolo M. Cucchi

Eileen A. Kamerick

Riordan Roett

44	Western Asset Global Corporate Defined Opportunity Fund Inc.

Dividend reinvestment plan (unaudited)

On December 15, 2016, the Fund announced that the Board of Directors has authorized changes to the Fund’s Dividend Reinvestment Plan (the “Plan”) with respect to dividend reinvestment determinations and transaction fees for Plan participants selling their shares. A copy of the revised Plan is included below.

Effective July 1, 2017, the Fund uses the dividend payment date to determine if new shares are issued or shares are purchased in the open market for Plan participants reinvesting their distributions. If on the payment date the closing market price (plus $0.03 per share commission) is at or above the net asset value (“NAV”) the Fund will be issued at a price equal to the greater of (a) the NAV per share on the date prior to issuance or (b) 95% of the closing market price per share. If the closing market price (plus $0.03 per share commission) is lower than the NAV per share on the payment date, the Plan Agent will receive the distribution in cash and purchase common stock in the open market. In addition, effective July 1, 2017, fees paid by Plan participants to sell Fund shares increased, with Plan participants paying a $5.00 transaction fee plus a $0.05 per share commission upon a sale of shares held pursuant to the Plan.

Revised dividend reinvestment plan:

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account s soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or

Western Asset Global Corporate Defined Opportunity Fund Inc.	45

Dividend reinvestment plan (unaudited) (cont’d)

exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or

(b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

46	Western Asset Global Corporate Defined Opportunity Fund Inc.

Western Asset

Global Corporate Defined Opportunity Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Todd F. Kuehl

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jennifer S. Berg*

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective January 1, 2018, Ms. Berg became Treasurer.
**	Prior to May 2, 2018, known as Western Asset Management Company.
†	Effective June 11, 2018, BNY became custodian.

Western Asset Global Corporate Defined Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC**

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Custodian

The Bank of New York Mellon (“BNY”)†

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

GDO

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or subadvised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Global Corporate Defined Opportunity Fund Inc.

Western Asset Global Corporate Defined Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global Corporate Defined Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WASX012645 6/18 SR18-3348

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global Corporate Defined Opportunity Fund Inc.

By:	/s/Jane Trust
Jane Trust Chief Executive Officer

Date:	June 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Jane Trust
Jane Trust Chief Executive Officer

Date:	June 27, 2018

By:	/s/Richard F. Sennett
Richard F. Sennett Principal Financial Officer

Date:	June 27, 2018